SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.
            Date of Report (Date of earliest event reported) April 24, 1997
                    Ziegler Mortgage Securities, Inc., II
             (Exact name of registrant as specified in its charter)
          Wisconsin                   33-92454             39-1539696
(State or other juris-              (Commission        (IRS Employer
diction of incorporation)           File Number)       Identification No.)
     215 North Main Street, West Bend, Wisconsin         53095
      (Address of principal executive offices)                    (Zip Code)
Registrant's telephone number, including area code (414) 334-5521
                          Not Applicable
  (Former name or former address, if changed since last report)
                                Page 1 of  Pages
                         Index to Exhibits is on Page 4
Item 5.     Other Information
            (a)   Series 83 Terms Agreement.  The Registrant has
entered into a Terms Agreement with B.C. Ziegler and Company in connection with the offering of its Mortgage Certificate-Backed
Bonds, Series 83, Due February 15, 2027 (the "Series 83 Bonds")
registered with the Securities and Exchange Commission on Form S-3.
The Terms Agreement is an appendix to the Underwriting Agreement, dated as of May 13, 1988, between the Registrant and B.C. Ziegler and Company and is filed herewith as Exhibit (1.1).
            (b)   Eighty-Third Supplemental Indenture.  The Registrant
has entered into a Eighty-Third Supplemental Indenture with the
Trustee, in connection with the offering of the Series 83 Bonds in the form filed herewith as Exhibit (4.1).
Item 7.     Information and Exhibits
            (c)   Exhibits
            (1.1)       Terms Agreement (Series 83) dated as
                        of April 8, 1997 between Ziegler
                        Mortgage Securities, Inc., II and
                        B.C. Ziegler and Company.
            (4.1)       Eighty-Third Supplemental Indenture,
                        dated as of April 1, 1997 between
                        Ziegler Mortgage Securities, Inc.,
                        II and M&I First National Bank, West
                        Bend, Wisconsin.
                                   SIGNATURES
            Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
            Dated:  April 24, 1997.
                                    Ziegler Mortgage Securities,
                                      Inc., II (Registrant)
                                    By: /s/ David A. Schlosser
                                        David A. Schlosser, President
                                  Exhibit Index
   Exhibit                                                               Page
   (1.1)    Terms Agreement (Series 83) dated as of April
            8, 1997 between Ziegler Mortgage Securities,
            Inc., II and B.C. Ziegler and Company.                            5
   (4.1)    Eighty-Third Supplemental Indenture, dated as
            of April 1, 1997 between Ziegler Mortgage
            Securities, Inc., II and M&I First National
            Bank, West Bend, Wisconsin.                                       7
                  ZIEGLER MORTGAGE SECURITIES, INC. II, Issuer
                                       and
                        M&I FIRST NATIONAL BANK, Trustee
                 EIGHTY-THIRD SUPPLEMENTAL INDENTURE Dated as of
                                  April 1, 1997
                                       to
                                    INDENTURE
                           Dated as of January 1, 1986
                         ______________________________
                      CREATING $3,152,000 PRINCIPAL AMOUNT
                  MORTGAGE CERTIFICATE-BACKED BONDS, Series 83
            EIGHTY-THIRD SUPPLEMENTAL INDENTURE, dated as of April 1,
1997 between ZIEGLER MORTGAGE SECURITIES, INC. II, a Wisconsin corporation (together with its successors as provided in the
Indenture referred to below, the "Issuer"), and M&I FIRST NATIONAL
BANK, a national banking association with its principal office located at West Bend, Wisconsin (together with its successors as provided in the Indenture referred to below, the "Trustee"), as trustee under an Indenture dated as of January 1, 1986, (as
amended, the "Indenture").
                              PRELIMINARY STATEMENT
            Section 10.01 of the Indenture provides, among other
things, that the Issuer, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture to authorize a Series of
Bonds, and to specify certain terms of each Series of Bonds.  The
Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds with an aggregate principal amount of
$3,152,000, to be known as the 7.00% Mortgage Certificate-Backed
Bonds, Series 83 (the "Series 83 Bonds"), and the Issuer and the
Trustee are executing and delivering this Eighty-Third Supplemental
Indenture in order to provide for the Series 83 Bonds.  Under no circumstances may the weighted annual interest on the Mortgage
Certificates described in Schedule A of this Supplemental Indenture be less than three one-hundredths of one percent (3/100 of 1%)
above the annual interest payable on the Series 83 Bonds.
                                GRANTING CLAUSES
            The Issuer hereby Grants to the Trustee, in trust as
provided in the Indenture, for the exclusive benefit of the Holders of the Series 83 Bonds, all of the Issuer's right, title and interest in and to (a) the Mortgage Certificates described in
Schedule A to this Eighty-Third Supplemental Indenture which the
Issuer is delivering to the Trustee herewith, (b) the Principal and
Interest Payment Account for the Series 83 Bonds, (c) the
Redemption Fund for the Series 83 Bonds, (d) the Interest Reserve
Fund for the Series 83 Bonds and (e) all proceeds, of every kind and nature whatsoever, including, without limitation, proceeds of proceeds, and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property, to secure the
Series 83 Bonds equally and ratably without prejudice, priority or distinction between any Series 83 Bonds and any other Series 83
Bonds by reason of difference in time of issuance or otherwise, and to secure the payment of the principal of, and interest on, the
Series 83 Bonds in accordance with their terms, all of the sums payable under the Indenture or this Eighty-Third Supplemental
Indenture with respect to the Series 83 Bonds and compliance with the provisions of the Indenture and this Eighty-Third Supplemental
Indenture with respect to the Series 83 Bonds all as provided in the Indenture and this Eighty-Third Supplemental Indenture.
Section 1.        Terms Defined in the Indenture.
            All terms used in this Eighty-Third Supplemental
Indenture which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined in this Eighty-Third
Supplemental Indenture or the context clearly requires otherwise.
Section 2.        Designation.
            The Series 83 Bonds shall be designated as the 7.00%
Mortgage Certificate-Backed Bonds, Series 83.
Section 3.        Form of Series 83 Bonds.
                                 [FORM OF BOND]
                         ______________________________
                             [FORM OF FACE OF BOND]
$3,152,000                                                     No._____________
                      ZIEGLER MORTGAGE SECURITIES, INC. II
            7.00% MORTGAGE CERTIFICATE-BACKED BOND, SERIES 83
Issue Date
of Series:
April 1, 1997
Due Date:
February 15, 2027
First Interest
Payment Date:
 November 1,
  1997
Interest Payable
on the 1st Day
of:
May and November
CUSIP
            Ziegler Mortgage Securities, Inc. II, a corporation duly
organized and existing under the laws of the State of Wisconsin
(herein referred to as the "Issuer"), for value received, hereby promises to pay to __________________________ or registered
assigns, the principal sum of _____________________________________
_________________________________________________ Dollars on or
prior to the date set forth above, and to pay interest on the unpaid portion of said principal sum from the date hereof, through the last day of the calendar month immediately preceding the date on which such principal sum becomes due and payable, on the 1st day of the months set forth above in each year, at the rate per annum specified in the title of this Bond.  The first such payment of interest will be made on the first interest payment date set forth above.  Except as hereinbefore otherwise provided with respect to the interest payable on the date the principal of this Bond becomes due and payable, interest on this Bond shall be payable on each
Semiannual Payment Date through the end of the six calendar month period ending in the second calendar month immediately preceding the Semiannual Payment Date.  The interest so payable on any
Semiannual Payment Date, and any prepayment of principal that may be required on any monthly Redemption Date, will, as provided in the Indenture referred to on the reverse hereof, be paid to the
Person in whose name this Bond (or one or more Predecessor Bonds)
is registered on the Regular Record Date for such Semiannual
Payment Date or Redemption Date, which shall be the close of business on the last day of the second calendar month preceding that in which such Semiannual Payment Date or Redemption Date occurs (whether or not a Business Day).  Any such principal or interest not so punctually paid or duly provided for shall
forthwith cease to be payable to the registered Holder on the
Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered on a
Special Record Date, for the payment of such defaulted principal and interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special
Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said
Indenture.
            The principal of and interest on this Bond are payable in
such coin or currency of the United States of America as at the time of payment is legal tender for payment for public and private debts, at the office or agency of the Issuer designated for such purpose in the United States of America; provided that interest may be paid, at the option of the Issuer, by check mailed to the Person entitled thereto at his address as it appears on the Bond Register.
            Reference is made to the further provisions of this Bond
set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.
            Unless the certificate of authentication hereon has been
executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or
obligatory for any purpose.
            The Issue Date of the Series of Bonds designated herein
is the date set forth above.
            IN WITNESS WHEREOF, Ziegler Mortgage Securities, Inc. II,
has caused this instrument to be signed, manually or in facsimile, by its President or a Vice President and by its Secretary or an
Assistant Secretary and a facsimile of its corporate seal to be imprinted hereon.
            Dated:      ____________, 19__
                                    ZIEGLER MORTGAGE SECURITIES, INC. II
[SEAL]
                                    By________________________________
Attest:
____________________________
Secretary
            [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
            This is one of the series of Bonds referred to in the within-mentioned Indenture.
                                    M&I FIRST NATIONAL BANK
                                    West Bend, Wisconsin,
                                    Trustee
                                    By _______________________________
                                       Authorized Officer
                            [FORM OF REVERSE OF BOND]
                        MORTGAGE CERTIFICATE-BACKED BOND
            This Bond is one of a duly authorized issue of Bonds of
the Issuer, designated as its Mortgage Certificate-Backed Bonds
(herein called the "Bonds"), issued and to be issued in one or more
Series, and is part of a Series of Bonds designated on the face hereof (herein called the "Bonds of this Series"), all issued and to be issued under an Indenture dated as of January 1, 1986 (as amended, herein called the "Indenture"), between the Issuer and M&I
First National Bank, West Bend, Wisconsin (the "Trustee"), which term includes any successor Trustee under the Indenture, to which
Indenture and all indentures supplemental thereto (including the indenture supplemental thereto which authorized the Bonds of this
Series) reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the
Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered.  All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
            As provided in the Indenture, the Bonds are issuable in
Series which may vary as in the Indenture provided or permitted.
All Bonds of each Series are equally and ratably secured to the extent provided by the supplemental indenture authorizing such
Series.  This Bond is one of the Series specified in its title.
            On each Redemption Date commencing with the second
calendar month following the Issue Date of the Series of Bonds designated on the face hereof, the Issuer will redeem at a
redemption price equal to 100% of the unpaid principal amount thereof (hereinafter referred to as the "Redemption Price") (plus interest accrued and unpaid on the Bonds of this Series to be redeemed, if any, to but not including the Redemption Date) Bonds of this Series presented for redemption in the order of priority described below but only to the extent funds are available to pay the Redemption Price therefor in the Redemption Fund for that
Series, determined as of the last day of the calendar month
preceding that in which such redemption will occur.  Subject to this limitation, on each Redemption Date (i) first, Bonds presented by the personal representative, surviving joint tenant or tenant by the entirety of deceased Holders will be redeemed in the order of their receipt by the Trustee but not exceeding $10,000 principal amount of Bonds for any one deceased Holder, (ii) then, Bonds presented by other Holders will be redeemed in the order of their receipt by the Trustee but not exceeding $10,000 principal amount of Bonds from any one Holder, (iii) then, Bonds presented on behalf of deceased Holders in excess of $10,000 principal amount
limitations will be redeemed in order of receipt by the Trustee and
(iv) if funds remain available in the Redemption Fund, Bonds presented by Holders other than deceased Holders in excess of the
$10,000 principal amount limitations will be redeemed.
            Bonds may be presented for redemption by delivery to the
Trustee of:  (i) the Bonds to be redeemed, (ii) a written request for redemption in form satisfactory to the Trustee and signed by the Holder or duly authorized representative (with appropriate evidence of authority) and (iii) in the case of a request on behalf of a deceased Holder, appropriate evidence of death and authority and any requisite tax waivers.  Only Bonds presented for redemption prior to the last day of the second month preceding that in which a Redemption Date occurs, whether on behalf of a deceased Holder or otherwise, will be eligible for redemption on such Redemption Date.
All Bonds presented for redemption will be held by the Trustee until the Issuer is able to redeem them, unless withdrawn by written request actually received by the Trustee by the last day of the second month preceding that in which they would otherwise have been redeemed.  The Trustee may establish such procedure it may deem fair and equitable in order to determine the order of receipt of Bonds.
            On each Redemption Date commencing with the thirteenth
calendar month following the Issue Date of the Series of Bonds designated on the face hereof (or commencing on the first
Redemption Date prior thereto which immediately follows the last day of a calendar month on which the aggregate amount on deposit in the Redemption Fund is not less than $100,000) the Issuer shall redeem all or any part of the Outstanding Bonds of this Series at the Redemption Price (plus interest accrued and unpaid on such
Bonds to but not including the Redemption Date) to the extent funds are available to pay the Redemption Price therefor in the
Redemption Fund as of the last day of the calendar month preceding that in which such Redemption Date occurs and not used for the redemptions at the option of Bondholders described above. The
Trustee shall select the Bonds to be redeemed by lot as provided in the Indenture, and notice of such redemption shall be given to
Holders of Bonds to be redeemed as provided in the Indenture.
            In addition, the Issuer, at its option, may redeem all,
but not less than all, of the Outstanding Bonds of this Series on any Redemption Date after the third anniversary of the Issue Date of the Series of Bonds designated on the face hereof, or at any time that the aggregate principal amount of the outstanding Series of Bonds designated on the face hereof is less than 10% of the aggregate principal amount of the Bonds of such Series originally issued, at the Redemption Price (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date).
            If an Event of Default as defined in the Indenture shall
occur and be continuing, the principal of all the Bonds, or of all the Bonds of any Series, may become or be declared due and payable in the manner and with the effect provided in the Indenture.
            As provided in the Indenture and subject to certain
limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency of the Issuer in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form
satisfactory to the Issuer and the Trustee duly executed by, the
Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
            Prior to the due presentment for registration of transfer
of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this
Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
            The Indenture permits, with certain exceptions as therein
provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the
Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal amount of Bonds at the time Outstanding (as defined in the Indenture), in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of
Bonds then Outstanding are to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, and of Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, such Series are to be affected, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their
consequences.  Any such consent or waiver by the Holder of this
Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the
registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.
            The term "Issuer" as used in this Bond includes any
successor under the Indenture.
            The Bonds are issuable only in registered form without
coupons in denominations of $1,000 and any integral multiple thereof, as provided in the Indenture and subject to certain limitations therein set forth.  The Bonds are exchangeable for a like aggregate principal amount of Bonds of the same Series of a different authorized denomination, as requested by the Holder surrendering same.
            No reference herein to the Indenture and no provision of
this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
                             REQUEST FOR REDEMPTION
            The undersigned Holder, or legal representative of the
Holder, hereby presents the within Bond of Ziegler Mortgage
Securities Inc. II, for redemption on the next Redemption Date upon which such Bond would be eligible for redemption in accordance with, and subject to, the terms and conditions of the within Bond and the Indenture.
            Dated:      ____________, 19__.
                                    __________________________________
                                    Notice:  The signature to this
                                    presentment must correspond with the
                                    name as written upon the face of
                                    this Bond in every particular
                                    without alteration or any change
                                    whatsoever, except with respect to
                                    redemptions of Deceased Holder
                                    Bonds.
Section 4.        Aggregate Principal Amount.
            The aggregate principal amount of Series 83 Bonds that
may be authenticated and delivered under the Indenture and this
Eighty-Third Supplemental Indenture is limited to $3,152,000, except for Bonds authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Series 83
Bonds; pursuant to Sections 3.04, 3.05, 3.06. 10.06 or 12.04 of the
Indenture.
Section 5.        Interest Rate.
            The Series 83 Bonds shall bear interest at the rate of
7.00% per annum.
Section 6.        Semiannual Payment Dates.
            With respect to the Series 83 Bonds, the term Semiannual
Payment Dates shall mean May and November 1.

Section 7.        Redemption Dates.
            The first Redemption Date on which the Issuer shall be
required to redeem Series 83 Bonds at the request of the Holders thereof shall be June 1, 1997, and the first Redemption Date on which the Issuer shall be required to redeem Series 83 Bonds irrespective of requests of the Holders thereof and irrespective of the amount on deposit in the Redemption Fund for the Series 83
Bonds shall be May 1, 1998.  The first Redemption Date on which the
Issuer may at its option redeem all, but not less than all, of the outstanding Series 83 Bonds shall be May 1, 2000, except that if at any time the aggregate principal amount of the outstanding Series
83 Bonds is less than $315,200, then, the Issuer may redeem all, but not less than all, of the outstanding Series 83 Bonds.
Section 8.        Stated Maturity.
            The Stated Maturity of the Series 83 Bonds shall be
February 15, 2027.
Section 9.        Interest Reserve Fund.
            For purposes of determining the amount required to be
deposited in the Interest Reserve Fund for the Series 83 Bonds, the
applicable percentage to be deducted pursuant to clause (ii) of
Section 4.02(b) of the Indenture shall be 2-1/2% rather than 3% as therein specified.
Section 10.       Ratification of Indenture.
            As supplemented and amended by this Eighty-Third
Supplemental Indenture, the Indenture as previously amended is in all respects ratified and confirmed and the Indenture as previously amended and as so supplemented by this Eighty-Third Supplemental
Indenture shall be read, taken and construed as one and the same instrument.
Section 11.       Counterparts.
            This Eighty-Third Supplemental Indenture may be executed
in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
                  IN WITNESS WHEREOF, the Issuer and the Trustee have
caused this Eighty-Third Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals duly attested to be hereunto affixed all as of the day and year first above written.
                                    ZIEGLER MORTGAGE SECURITIES
                                      INC. II
[SEAL]
                                    By/s/ Jeffrey C. Vredenbregt
                                      Jeffrey C. Vredenbregt, Vice
                                           President
Attest:
/s/ Lynn R. Van Horn
Secretary
                                    M&I FIRST NATIONAL BANK
                                    West Bend, Wisconsin
                                                      as Trustee
[Seal]
Attest:                             By/s/ Roger T. Stephenson
                                    Title: Executive Vice President
/s/ M. F. Hron
Title: Vice President
                                    EXHIBIT A
                                 THE COLLATERAL
                              MORTGAGE CERTIFICATES
Guarantor: GNMA
Pool No.: #440206
Maturity
Date: 2/15/2027
Interest
Rate: 7.25%
Original
Principal Amount: $3,157,227
Outstanding
Principal Amount
As of 04/01/97: $3,152,121.95
                                 MORTGAGE CERTIFICATE-BACKED BONDS
                                                OF
                               ZIEGLER MORTGAGE SECURITIES, INC. II
                                          TERMS AGREEMENT
                                       Dated:  April 8, 1997
To:         Ziegler Mortgage Securities, Inc. II
Re:         Underwriting Agreement dated May 13, 1988 (the "Agreement")
Series Designation:  Series 83
Terms of the Bonds and Underwriting Compensation:
Stated
Maturity: February 15, 2027
Original
Principal
Amount: $3,152,000
Interest
Rate: 7.00%
Price
Public (1): $3,152,000
(1)  Plus accrued interest from April 1, 1997.
Collateral: The Mortgage Certificates as described in Exhibit A hereto. Interest Payment Dates: May and November, commencing November 1, 1997.
Purchase Price: The purchase price payable by the Underwriter for the Bonds covered by this Agreement will be 97% of the principal amount to be issued, plus accrued interest to but not including the Closing Date (the "Purchase Price"). Closing Date and Location: April 24, 1997 ("Closing Date") - Offices of M&I First National Bank, West Bend, Wisconsin.
            The annex hereto is incorporated herein by reference and made a part hereof.
                                     B.C. ZIEGLER AND COMPANY
                                     By:/s/ Peter D. Ziegler
                                        Peter D. Ziegler, President
Accepted:
ZIEGLER MORTGAGE SECURITIES,
 INC. II
By:/s/ Jeffrey C. Vredenbregt
   Jeffrey C. Vredenbregt,
   Vice President